EXHIBIT 10.2

FIRST AMENDMENT THE AGREEMENT FOR PURCHASE AND SALE OF ASSETS

THIS FIRST AMENDMENT THE AGREEMENT FOR PURCHASE AND SALE OF ASSETS (this “Amendment”), effective as of May 13, 2010, is made and entered into by and among Organic Products Trading Company, a Washington corporation (hereinafter “Seller”), the Garth William Smith and Gaylene Louise Smith Revocable Living Trust, being the holder of all the outstanding shares of stock of Seller (the “Stockholder”), Garth Smith and Gaylene Smith, being the principal officers of Seller (collectively, the “Principals”) and Coffee Holding Acquisition LLC, a Delaware limited liability company (the “Buyer”) and Coffee Holding Co., Inc., a Nevada corporation (the “Company”).

WHEREAS, Seller and Buyer entered into the Agreement for Purchase and Sale of Assets, dated April 22, 2010 (the “Agreement”), pursuant to which Buyer agreed to acquire from Seller and Seller agreed to sell, assign and transfer to Buyer certain assets, properties and rights of Seller; and

WHEREAS, as part of the Purchase Price under the Agreement, Buyer will issue to Seller fifty thousand (50,000) Common Stock shares at Closing, up to five thousand (5,000) Common stock shares on or before June 15, 2011 if conditions described in the Agreement are met, and up to five thousand (5,000) Common Stock shares on or before June 15, 2012 if conditions described in the Agreement are met (collectively, the “Stock Issuances”); and

WHEREAS, the parties to the Agreement agree that Buyer will make the Stock Issuances to the Stockholder rather than the Seller; and

WHEREAS, defined terms used in this Amendment not defined herein shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for and in consideration of the premises and agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.  Purchase Price.  Section 1.2 of the Agreement is hereby replaced in its entirety to read as follows:

1.2           Purchase Price.  Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties herein contained, and in consideration of the sale, conveyance, transfer and delivery of the Purchased Assets provided for in this Agreement, Buyer agrees to pay to Seller an aggregate purchase price consisting of: 1) an amount of four hundred-fifty thousand dollars ($450,000) (the “Closing Cash Payment”); 2) a cash amount based upon the cost of inventory (calculated pursuant to Section 2.7 below) transferred from Seller to Buyer as part of the Purchased Assets (the “Inventory Cost Amount”); 3) fifty thousand (50,000) shares of Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Common Stock Payment”), which shares will be issued to the Stockholder; 4) the Supplemental Cash Payment, as defined and described in Section 1.3, if conditions to payment are met; and 5) the Supplemental Common Stock Payments, as defined and described in Section 1.7, which shares will be issued to Stockholder, if conditions to the payments are met (collectively the “Purchase Price”).  The Closing Cash Payment and the Inventory Cost Amount are to be paid by delivery to Seller of immediately available funds by wire transfer to Seller’s account at Closing.  The Common Stock Payment shall be paid at Closing in accordance with Section 1.7.  The Supplemental Cash Payment and Supplemental Common Stock Payments shall be paid in accordance with Section 1.3 and Section 1.7, respectively.

Section 2.                      Common Stock Payment, Supplemental Common Stock Payments, Sales and Repurchases.   Section 1.7 of the Agreement is hereby replaced in its entirety to read as follows:

1.7           Common Stock Payment, Supplemental Common Stock Payments, Sales and Repurchases.

(a)           At the Closing, Company shall transfer and assign to Stockholder the fifty thousand (50,000) shares of Common Stock that constitute the Common Stock Payment by delivering certificates representing such shares of Common Stock, duly endorsed for transfer to Stockholder with signatures guaranteed.

(b)           On or before each of June 15, 2011 and June 15, 2012, Company shall transfer and assign to Stockholder five thousand (5,000) shares of Common Stock, for a total of up to ten thousand (10,000) shares of Common Stock (the “Supplemental Common Stock Payments”), by delivering certificates representing such shares of Common Stock, duly endorsed for transfer to Stockholder with signatures guaranteed; provided however, Stockholder will be entitled to the first installment of the Supplemental Common Stock Payments on June 15, 2011 only if Buyer generates a pre-tax net profit of three hundred thousand dollars ($300,000) or more, as determined by Buyer’s accounting firm, between the Closing and April 30, 2011, and Stockholder will be entitled to the second installment of the Supplemental Common Stock Payments only if Buyer generates a pre-tax net profit of three hundred thousand dollars ($300,000) or more, as determined by Buyer’s accounting firm, between May 1, 2011 and April 30, 2012.

(c)           Seller, Stockholder and Principals understand that the Common Stock constituting the Common Stock Payment and the Supplemental Common Stock Payments will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws, on the ground that the sale provided for in this Agreement is exempt from registration under the Securities Act and applicable state securities laws, and that the reliance of the Buyer and Company on such exemptions is predicated in part on the representation of the Seller, Stockholder and Principals that neither Seller, Stockholder nor Principal will, or has any intent to, make any immediate distribution of the Common Stock and on the representation that any resales of the Common Stock will meet the requirements of Rule 144 of the Securities Act. Seller, Stockholder and Principals understand that the Common Stock being issued pursuant to this Agreement are restricted securities within the meaning of Rule 144 under the Securities Act; that the Common Stock shares are not registered, and will not be registered, by the Company and the Common Stock must be held indefinitely by Seller and any subsequent holders of the Common Stock, unless they are subsequently registered or an exemption from such registration is available under the Securities Act and applicable state securities laws.

(d)           Seller and Stockholder acknowledges that each certificate representing the Common Stock shares will be imprinted with a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(e)           Commencing not sooner than six months from the date of Closing, subject to compliance with applicable Federal and state laws, Company agrees to repurchase such amount of Common Stock from Stockholder as is determined by Stockholder, for $4.00 per share regardless of the market value of the Common Stock at that time; provided that Company’s obligation to repurchase Common Stock from Stockholder pursuant to this subsection may not exceed 10,000 shares of Common Stock in any calendar year.  Buyer will repurchase the Common Stock from Stockholder within thirty (30) days of receiving written notice from Stockholder of its desire to sell the shares of Common Stock.  Upon Buyer’s receipt of such notice, the notice shall be deemed an irrevocable offer to sell the number of shares of Common Stock stated in the notice, which, subject to compliance with applicable Federal and state securities laws, Buyer may only reject to the extent the stated amount exceeds 10,000 shares of Common Stock or would exceed 10,000 shares Common Stock when aggregated with other repurchased Common Stock within the calendar year.

Section 3.                      Effect of Amendment.  Except as amended hereby, the Agreement shall remain unmodified and in full force and effect.

Section 4.                      Counterparts.  This Amendment may be executed in two or more counterparts, each and all of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in multiple originals by their authorized officers, effective as of the date and year first above written.

BUYER:		SELLER:

COFFEE HOLDING ACQUISITION LLC		ORGANIC PRODUCTS TRADING COMPANY

By:	/s/ Andrew Gordon	By:	/s/ Garth Smith
	Name: Andrew Gordon		Name: Garth Smith
	Title: President		Title: President

COMPANY:		STOCKHOLDER:

COFFEE HOLDING CO., INC.		GARTH WILLIAM SMITH AND GAYLENE LOUISE SMITH REVOCABLE LIVING TRUST

By:	/s/ Andrew Gordon	By:	/s/ Garth Smith
	Name: Andrew Gordon		Name: Garth Smith
	Title: President		Title: Trustee

		By:	/s/ Gaylene Smith
Name: Gaylene Smith
Title: Trustee

PRINCIPALS:

/s/ Gaylene Smith
Garth Smith, President

/s/ Gaylene Smith
Gaylene Smith, Secretary and Treasurer

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